THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of March 3, 1999


                                      Among

                                 ASC EAST, INC.
                         SUNDAY RIVER SKIWAY CORPORATION
                               SUNDAY RIVER, LTD.
                               PERFECT TURN, INC.
                        SUNDAY RIVER TRANSPORTATION, INC.
                              L.B.O. HOLDING, INC.
                         SUGARBUSH RESORT HOLDINGS, INC.
                            SUGARBUSH LEASING COMPANY
                           SUGARBUSH RESTAURANTS, INC.
                       MOUNTAIN WASTEWATER TREATMENT, INC.
                                   S-K-I, LTD.
                                KILLINGTON, LTD.
                                MOUNT SNOW, LTD.
                        PICO SKI AREA MANAGEMENT COMPANY
                         RESORTS SOFTWARE SERVICES, INC.
                          KILLINGTON RESTAURANTS, INC.
                           RESORTS TECHNOLOGIES, INC.
                             DOVER RESTAURANTS, INC.
                         SUGARLOAF MOUNTAIN CORPORATION
                                  MOUNTAINSIDE
                                    SUGARTECH
                                  as Borrowers,

                            AMERICAN SKIING COMPANY,
                                  as Guarantor,

                            THE LENDERS PARTY HERETO,

                                       and

                                BANKBOSTON, N.A.,
                            as Agent for the Lenders

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of March 3, 1999 by and among ASC East, Inc., a Maine corporation ("ASC East"), SUNDAY RIVER SKIWAY CORPORATION, a Maine corporation, SUNDAY RIVER, LTD., a Maine corporation, PERFECT TURN, INC., a Maine corporation, SUNDAY RIVER TRANSPORTATION, INC., a Maine corporation, L.B.O. HOLDING, INC., a Maine corporation, SUGARBUSH RESORT HOLDINGS, INC., a Vermont corporation , SUGARBUSH LEASING COMPANY, a Vermont corporation, SUGARBUSH RESTAURANTS, INC., a Vermont corporation, MOUNTAIN WASTEWATER TREATMENT, INC., a Vermont corporation, S-K-I, LTD., a Delaware corporation ("S-K-I"), KILLINGTON, LTD., a Vermont corporation ("Killington"), MOUNT SNOW, LTD., a Vermont corporation, PICO SKI AREA MANAGEMENT COMPANY, a Vermont corporation, RESORTS SOFTWARE SERVICES, INC., a Vermont corporation, KILLINGTON RESTAURANTS, INC., a Vermont corporation, RESORTS TECHNOLOGIES, INC., a Vermont corporation, DOVER RESTAURANTS, INC., a Vermont corporation, SUGARLOAF MOUNTAIN CORPORATION, a Maine corporation, MOUNTAINSIDE, a Maine corporation and SUGARTECH, a Maine corporation (each a "Borrowers" and collectively, the "Borrowers"), AMERICAN SKIING COMPANY, a Maine corporation ("American Ski"), the lenders party hereto (the "Lenders") and BANKBOSTON, N.A., a national banking association, as Agent (the "Agent") for the lenders from time to time party to the Credit Agreement referred to below.


                                    Recitals

         The Borrowers, American Ski, the Lenders and the Agent are parties to a Credit Agreement dated as of November 12, 1997 (as amended, the "Credit Agreement"). The Borrowers and American Ski desire to amend the Credit Agreement in various respects. The Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 6, American Ski, the Borrowers, the Lenders and the Agent hereby agree as follows:

          Section 1. Definitions. Article 1 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order, as follows:


                    "Base Capital Expenditure Amount" shall mean $30,000,000.

                           "Permitted  Non-Strategic  Asset  Sales"  shall  mean
                  sales or other dispositions of assets of American Ski and its Restricted Subsidiaries, between January 25, 1999 and January 30, 2000, for gross proceeds not to exceed $30,000,000, which American Ski determines are not strategic to the skiing and other resort activities of American Ski and its Restricted Subsidiaries, with the specific assets so sold or disposed of to be approved by the Agent, such approval not to be unreasonably withheld.


         Section 2. Amendment of Article 7. Effective January 24, 1999, Article 7 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                    Section 7.1 Ratio of Consolidated Total Debt to Consolidated EBITDA.

                           (a) American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter, commencing with 2000 Fiscal Quarter 2, a ratio of (i) Consolidated Total Debt as of such date to (ii) Consolidated EBITDA for the four-quarter period ending on such date of not more than the following levels as of the fiscal quarters indicated:

        Fiscal Quarter             Ratio                      Fiscal Quarter                     Ratio

        2000 Quarter 2             5.75-to-1.00               2002 Quarter 1                     5.00-to-1.00
        2000 Quarter 3             5.75-to-1.00               2002 Quarter 2                     5.00-to-1.00
        2000 Quarter 4             5.75-to-1.00               2002 Quarter 3                     4.50-to-1.00
        2001 Quarter 1             5.75-to-1.00               2002 Quarter 4                     4.50-to-1.00
        2001 Quarter 2             5.50-to-1.00               2003 Quarter 1                     4.50-to-1.00
        2001 Quarter 3             5.00-to-1.00               2003 Quarter 2                     4.50-to-1.00
        2001 Quarter 4             5.00-to-1.00               2003 Quarter 3                     4.00-to-1.00
                                                               and Thereafter

                           (b) Until the Subordinated Notes Release Date, ASC East and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter, commencing with 2000 Fiscal Quarter 2, a ratio of
         (i) ASC East Consolidated Total Debt as of such date to (ii) ASC East Consolidated EBITDA for the four-quarter period ending on such date of not more than the following levels as of the fiscal quarters indicated:

        Fiscal Quarter             Ratio                      Fiscal Quarter                     Ratio

        2000 Quarter 2             5.75-to-1.00               2002 Quarter 1                     5.00-to-1.00
        2000 Quarter 3             5.75-to-1.00               2002 Quarter 2                     5.00-to-1.00
        2000 Quarter 4             5.75-to-1.00               2002 Quarter 3                     4.50-to-1.00
        2001 Quarter 1             5.75-to-1.00               2002 Quarter 4                     4.50-to-1.00
        2001 Quarter 2             5.50-to-1.00               2003 Quarter 1                     4.50-to-1.00
        2001 Quarter 3             5.00-to-1.00               2003 Quarter 2                     4.50-to-1.00
        2001 Quarter 4             5.00-to-1.00               2003 Quarter 3                     4.00-to-1.00
                                                               and Thereafter

                  Section 7.2 Ratio of Consolidated Adjusted Cash Flow to Consolidated Debt Service. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter, commencing with 2000 Fiscal Quarter 2, for the four-quarter period ending on such date a ratio of (a) Consolidated Adjusted Cash Flow to (b) Consolidated Debt Service of not less than the following levels as of the end of each fiscal quarter indicated:

                    Fiscal Quarter                         Ratio

                   2000 Quarter 2                         1.10-to-1.00
                   2000 Quarter 3                         1.10-to-1.00
                   2000 Quarter 4                         1.10-to-1.00
                   2001 Quarter 1                         1.10-to-1.00
                   2001 Quarter 2                         1.10-to-1.00
                   2001 Quarter 3                         1.25-to-1.00
                    and Thereafter

                  Section 7.3 Ratio of Consolidated EBITDA to Consolidated Interest Expense. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter for the four-quarter period ending on such date a ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense of not less than the following levels:

         Fiscal Quarter               Ratio                   Fiscal Quarter             Ratio

         1999 Quarter 2         1.20-to-1.00                  2001 Quarter 1           1.75-to-1.00
         1999 Quarter 3         1.20-to-1.00                  2001 Quarter 2           1.75-to-1.00
         1999 Quarter 4         1.20-to-1.00                  2001 Quarter 3           2.00-to-1.00
         2000 Quarter 1         1.20-to-1.00                  2001 Quarter 4           2.00-to-1.00
         2000 Quarter 2         1.50-to-1.00                  2002 Quarter 1           2.00-to-1.00
         2000 Quarter 3         1.50-to-1.00                  2002 Quarter 2           2.00-to-1.00
         2000 Quarter 4         1.75-to-1.00                  2002 Quarter 3           2.25-to-1.00
                                                               and Thereafter


                  Section 7.4       Minimum Consolidated Net Worth.

                            (a) American Ski and its Restricted Subsidiaries shall maintain minimum Consolidated Net Worth at all times of not less than the sum of (a) $200,000,000 plus (b) 75% of cumulative Consolidated Net Income of American Ski and its Restricted Subsidiaries for the period after January 24, 1999 plus (c) all amounts received by American Ski or the Borrowers after the Closing Date from the issuance of equity interests.

                            (b) American Ski - East and its Restricted Subsidiaries shall maintain at all times the minimum consolidated net worth (excluding from assets investments in Unrestricted Subsidiaries) determined in accordance with generally accepted accounting principles, of not less than $20,000,000.

                  Section 7.5 Minimum EBITDA. American Ski and its Restricted Subsidiaries shall have EBITDA of not less than the amounts set forth below for the applicable fiscal quarter.

                                 Fiscal Quarter      Minimum EBITDA

                                1999 Quarter 3             $60,000,000
                                1999 Quarter 4            ($21,000,000)
                                2000 Quarter 1            ($21,000,000)
                                2000 Quarter 2             $25,000,000

         Section 3. Amendment of Article 9. Article 9 of the Credit Agreement is hereby amended as follows:

                  (A) Article 9 of the Credit Agreement is hereby amended by deleting Section 9.7 in its entirety and substituting therefor the following:

                    "Section   9.7  Capital   Expenditures.   Make  any  Capital
          Expenditure except that:

                  (a) for the fiscal year ending in July, 2000, American Ski and its Restricted Subsidiaries may make Capital expenditures not to exceed the sum of (i) $15, 000,000 plus (ii) $5,000,000 after American Ski and its Restricted Subsidiaries have consummated, or entered into binding commitments for, not less than $10,000,000 of Permitted Non-Strategic Asset Sales.

                  (b) Thereafter, American Ski and its Restricted Subsidiaries may make Capital Expenditures in each fiscal year, commencing with the fiscal year ending in July 2001, of not more than the lesser of (a) $35,000,000 or (b) (i) Consolidated EBITDA for the four fiscal quarters ended in April of the previous fiscal year less (ii) Consolidated Debt Service for the four fiscal quarters ended in April of the previous fiscal year."

                  (B) Article 9 of the Credit Agreement is hereby further amended by deleting Section 9.8 thereof in its entirety and substituting therefor the following:

                            "Section 9.8 Disposition of Assets.  Sell,  lease or
                  otherwise dispose of any assets except for (a) the sale, lease or other disposition of inventory, including residential real property held for resale, in the ordinary course of business,
                  (b) Permitted Dispositions, and (c) Permitted Non-Strategic Asset Sales."


                  Section  4.  Pricing  Schedule.   Schedule  2  to  the  Credit
Agreement is hereby amended by deleting that Schedule in its entirety and substituting therefor the Pricing Schedule attached hereto as Exhibit A.


                  Section 5. Fees and Expenses. Upon the execution and delivery hereof by the Majority Lenders, the Borrowers and American Ski hereby agree to pay to the Agent in cash all of the Agent's reasonable expenses in preparing, executing and delivering this Third Amendment to Amended and Restated Credit Agreement and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP.


                  Section 6. Effectiveness; Conditions to Effectiveness. This Third Amendment to Amended and Restated Credit Agreement shall become effective upon execution hereof by the Borrowers, the Majority Lenders and the Agent and satisfaction of the following conditions:

                            (a) Officer's Certificate. The Borrowers and American Ski shall have delivered to the Agent an Officer's Certificate in the form of Exhibit B hereto.

                            (b) Execution of the Third Amendment to West Credit Agreement. Execution of the Third Amendment to Credit Agreement among the American Ski - West Borrowers, the Agent and the Lenders party thereto simultaneously herewith and the compliance by the American Ski - West Borrowers with all agreements contained in the Third Amendment to Credit Agreement, including satisfaction of all conditions precedent to effectiveness thereunder.

                  Section 7. Representations and Warranties; No Default. American Ski and the Borrowers, jointly and severally, hereby confirm to the Agent and the Lenders, the representations and warranties of American Ski and the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date). American Ski and the Borrowers hereby certify that, after giving effect to this Third Amendment to Amended and Restated Credit Agreement, no Default exists under the Credit Agreement.


                  Section 8. Lender Agreement. All references to the Credit Agreement in the Credit Agreement, the other Lender Agreements or any other document shall be deemed to refer to the Credit Agreement as amended hereby. This Third Amendment to Amended and Restated Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                  IN WITNESS WHEREOF, American Ski, the Borrowers, the Lenders and the Agent have caused this Third Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                           ASC EAST, INC.
                                           SUNDAY RIVER SKIWAY CORPORATION
                                           SUNDAY RIVER, LTD.
                                           PERFECT TURN, INC.
                                           SUNDAY RIVER TRANSPORTATION, INC.
                                           L.B.O. HOLDING, INC.
                                           SUGARBUSH RESORT HOLDINGS, INC.
                                           SUGARBUSH LEASING COMPANY
                                           SUGARBUSH RESTAURANTS, INC.
                                           MOUNTAIN WASTEWATER TREATMENT, INC.
                                           S-K-I, LTD.
                                           KILLINGTON, LTD.
                                           MOUNT SNOW, LTD.
                                           PICO SKI AREA MANAGEMENT COMPANY
                                           RESORTS SOFTWARE SERVICES, INC.
                                           KILLINGTON RESTAURANTS, INC.
                                           RESORTS TECHNOLOGIES, INC.
                                           DOVER RESTAURANTS, INC.
                                           SUGARLOAF MOUNTAIN CORPORATION
                                           MOUNTAINSIDE
                                           SUGARTECH


                                           By:  /s/ Mark J. Miller
                                              ---------------------------------
                                           Name: Mark J. Miller
                                           Title: Chief Financial Officer


                                           AMERICAN SKIING COMPANY, as Guarantor

                                           By:  /s/ Mark J. Miller
                                              ---------------------------------
                                           Name: Mark J. Miller
                                           Title: Chief Financial Officer

                                           BANKBOSTON, N.A., as Agent

                                           By: /s/ Carlton F. Williams
                                              ---------------------------------
                                               Name:  Carlton F. Williams
                                               Title:  Director



                                           BANKBOSTON, N.A.


                                           By: /s/ Carlton F. Williams
                                              ---------------------------------
                                               Name:  Carlton F. Williams
                                               Title:  Director



                                     NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:


                                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:


                                          U.S. BANK NATIONAL ASSOCIATION
                                           d/b/a COLORADO NATIONAL BANK


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                          FIRST SECURITY BANK, N.A.


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                          FLOATING RATE PORTFOLIO

                                  By:INVESCO SENIOR SECURED MANAGEMENT, INC., as
                                      Attorney in Fact


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                     By:  Merrill Lynch Asset Management, L.P.,
                                               as Investment Advisor


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:



                                      MERRILL LYNCH PRIME RATE PORTFOLIO

                                      By:  Merrill Lynch Asset Management, L.P.,
                                              as Investment Advisor


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                          INCOME TRUST


                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                           EATON VANCE SENIOR DEBT PORTFOLIO

                                        By:  Boston Management and Research, as
                                              Investment Advisor

                                           By:Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                          HOWARD BANK

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:


                                          CAPTIVA II FINANCE, LTD.

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                           KZH-PAMCO LLC

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                       PAM CAPITAL FUNDING, L.P.
                                       By: Highland Capital Management L.P., as
                                             Collateral Manager

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                           KZH III LLC

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                           PAMCO CAYMAN, LTD.
                                        By: Highland Capital Management L.P., as
                                              Collateral Manager

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:


                                              DEBT STRATEGIES FUND II, INC.
                                        By:Merrill Lynch Asset Management, L.P.,
                                             as Investment Advisor

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:


                                            MORGAN STANLEY SENIOR FUNDING, INC.

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                            OASIS COLLATERALIZED HIGH
                                              INCOME PORTFOLIOS-I, LTD.

                                           By:  Unreadable
                                              ---------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE 2                          Exhibit A
                                Pricing Schedule


           Through April 30, 2000, the LIBOR Rate Margin, the Base Rate Margin and the Commitment Fee for any day are the respective percentages set forth below in the applicable column in the row corresponding to the ratio of Consolidated Total Debt to Consolidated EBITDA that exists on such day as set forth below:

                      REVOLVING CREDIT ADVANCES                      TERM LOANS

Consolidated
Total Debt/       Base
Consolidated      Rate     LIBOR Rate      Commitment        Base Rate          LIBOR Rate
EBITDA            Margin   Margin          Fee               Margin             Margin
------            ------   ------          ---               ------             ------
>/-7.00x            2.00%    3.50%           0.500%            2.50%              4.00%
>/-6.00x<7.00x      1.50%    3.00%           0.500%            2.00%              3.50%
>/-5.50x<6.00x      1.25%    2.75%           0.500%            1.75%              3.25%
>/-5.00x<5.50x      1.00%    2.50%           0.500%            1.50%              3.00%
>/-4.50x<5.00x      0.75%    2.25%           0.500%            1.25%              2.75%
>/-4.00x<4.50x      0.50%    2.00%           0.375%            1.25%              2.50%
>/-3.50x<4.00x      0.25%    1.75%           0.375%            1.25%              2.50%
<3.50x              0.00%    1.50%           0.375%            1.25%              2.50%



         From and after May 1, 2000, the LIBOR Rate Margin, the Base Rate Margin and the Commitment Fee for any day are the respective percentages set forth below in the applicable column in the row corresponding to the ratio of Consolidated Total Debt to Consolidated EBITDA that exists on such day as set forth below:


                        REVOLVING CREDIT ADVANCES                     TERM LOANS

Consolidated
 Total Debt/               Base
Consolidated               Rate           LIBOR Rate          Commitment           Base Rate         LIBOR Rate
   EBITDA                 Margin            Margin                Fee               Margin             Margin
   ------                 ------            ------                ---               ------             ------
>/- 5.75x                   1.25%            2.75%                0.500%               1.75%              3.25%
>/- 5.00x<5.75x             1.00%            2.50%                0.500%               1.50%              3.00%
>/- 4.50x<5.00x             0.75%            2.25%                0.500%               1.25%              2.75%
>/- 4.00x<4.50x             0.50%            2.00%                0.375%               1.25%              2.50%
>/- 3.50x<4.00x             0.25%            1.75%                0.375%               1.25%              2.50%
< 3.50x                     0.00%            1.50%                0.375%               1.25%              2.50%


         The ratio of Consolidated Total Debt to Consolidated EBITDA shall be determined on a date selected by the Agent within ten days of the Agent's receipt of the unaudited financial statements and the Compliance Certificate for each fiscal quarter then ended and within ten days of the Agent's receipt of the audited financial statements and the Compliance Certificate for each fiscal year end and shall be equal to the ratio of Consolidated Total Debt to Consolidated EBITDA in effect as of the end of such previous fiscal quarter or year as reflected in the audited financial statements and the Compliance Certificate for such periods.

                                   Exhibit B


                                 ASC EAST, INC.
                         SUNDAY RIVER SKIWAY CORPORATION
                               SUNDAY RIVER, LTD.
                               PERFECT TURN, INC.
                        SUNDAY RIVER TRANSPORTATION, INC.
                              L.B.O. HOLDING, INC.
                         SUGARBUSH RESORT HOLDINGS, INC.
                            SUGARBUSH LEASING COMPANY
                           SUGARBUSH RESTAURANTS, INC.
                       MOUNTAIN WASTEWATER TREATMENT, INC.
                                   S-K-I, LTD.
                                KILLINGTON, LTD.
                                MOUNT SNOW, LTD.
                        PICO SKI AREA MANAGEMENT COMPANY
                         RESORTS SOFTWARE SERVICES, INC.
                          KILLINGTON RESTAURANTS, INC.
                           RESORTS TECHNOLOGIES, INC.
                             DOVER RESTAURANTS, INC.
                         SUGARLOAF MOUNTAIN CORPORATION
                                  MOUNTAINSIDE
                                    SUGARTECH
                                  as Borrowers,

                            AMERICAN SKIING COMPANY,
                                  as Guarantor,


                             Certificate of Officer

         Reference is made to the Amended and Restated Credit Agreement dated as of November 12, 1997, by and among ASC EAST, INC., a Maine corporation, SUNDAY RIVER SKIWAY CORPORATION, a Maine corporation, SUNDAY RIVER, LTD., a Maine corporation, PERFECT TURN, INC., a Maine corporation, SUNDAY RIVER TRANSPORTATION, INC., a Maine corporation, L.B.O. HOLDING, INC., a Maine corporation, SUGARBUSH RESORT HOLDINGS, INC., a Vermont corporation, SUGARBUSH LEASING COMPANY, a Vermont corporation, SUGARBUSH RESTAURANTS, INC., a Vermont corporation, S-K-I LTD., a Delaware corporation, KILLINGTON, LTD., a Vermont corporation, MOUNT SNOW, LTD., a Vermont corporation, PICO SKI AREA MANAGEMENT COMPANY, a Vermont corporation, RESORTS SOFTWARE SERVICES, INC., a Vermont corporation, KILLINGTON RESTAURANTS, INC., a Vermont corporation, RESORTS TECHNOLOGIES, INC., a Vermont corporation, DOVER RESTAURANTS, INC., a Vermont corporation, MOUNTAIN WASTEWATER TREATMENT, INC., a Vermont Corporation, SUGARLOAF MOUNTAIN CORPORATION, a Maine corporation, MOUNTAINSIDE, a Maine corporation and SUGARTECH, a Maine corporation (collectively, the "Borrowers"), AMERICAN SKIING COMPANY, as Guarantor, BankBoston, N.A. (the "Agent"), as Agent for itself and the other lenders from time to time parties thereto (the "Lenders"), as amended through the date hereof (the "Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         The undersigned, being the Chief Financial Officer of each of the Borrowers, hereby certifies to the Agent and the Lenders that:

         1. I am familiar with and have access to all of the records regarding its business and financial affairs of American Ski and the Borrowers, including, without limitation, all of the matters and things hereinafter described.

         2. The representations and warranties of American Ski and the Borrowers contained in the Credit Agreement are true and correct on and as of the date hereof.

         3. All covenants and agreements of American Ski and the Borrowers required to be performed by them on or before the date hereof have been duly performed by it or them on or prior to the date hereof.

         4. No Default or Event of Default under the Credit Agreement exists as of the date hereof after giving effect to the execution and delivery of the Third Amendment to Amended and Restated Credit Agreement and the other transactions contemplated thereby.

         5. Since January 24, 1999, there has been no material adverse change in the financial condition, operations or any material assets of American Ski and the Borrowers, taken as a whole.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, I have hereunto set my hand this third day of March, 1999.



ASC EAST, INC.
SUNDAY RIVER SKIWAY CORPORATION
SUNDAY RIVER, LTD.
PERFECT TURN, INC.
SUNDAY RIVER TRANSPORTATION, INC.
L.B.O. HOLDING, INC.
SUGARBUSH RESORT HOLDINGS, INC.
SUGARBUSH LEASING COMPANY
SUGARBUSH RESTAURANTS, INC.
MOUNTAIN WASTEWATER TREATMENT, INC.
S-K-I, LTD.
KILLINGTON, LTD.
MOUNT SNOW, LTD.
PICO SKI AREA MANAGEMENT COMPANY
RESORTS SOFTWARE SERVICES, INC.
KILLINGTON RESTAURANTS, INC.
RESORTS TECHNOLOGIES, INC.
DOVER RESTAURANTS, INC.
SUGARLOAF MOUNTAIN CORPORATION
MOUNTAINSIDE
SUGARTECH
as Borrowers,

AMERICAN SKIING COMPANY,
as Guarantor,

By:_________________________
Name: Mark J. Miller
Title: Chief Financial Officer